UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): September 30, 2026

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2026 (the “Execution Date”), Hyperscale Data, Inc., a Delaware corporation (the “Company”), along with its wholly owned subsidiaries Sentinum, Inc. (“Sentinum”), Alliance Cloud Services, LLC (“Alliance Cloud”), Ault Capital Group, Inc. (“Ault Capital”), BNI Montana, LLC (“BNI Montana”), Ault Lending, LLC (“Ault Lending”), Ault Aviation, LLC (“Ault Aviation”) and Ault Global Real Estate Equities, Inc. (“AGREE” and collectively with the Company, Sentinum, Alliance Cloud, Ault Capital, BNI Montana, Ault Lending and Ault Aviation, the “Hyperscale Guarantors”) entered into the Eighth Amendment and Guarantor Joinder to Loan and Guaranty Agreement (the “Amendment”) to the Loan and Guaranty Agreement dated as of December 14, 2023, as previously amended (the “Loan Agreement”) with JGB Capital, LP (“JGB Capital”), JGB Partners, LP (“JGB Partners”), JGB (Cayman) Buckeye Ltd. (“JGB Cayman”), Deepdale Investors LLC (“Deepdale” and collectively with JGB Capital, JGB Partners and JGB Cayman, the “Lenders”) and JGB Collateral LLC, as administrative agent and collateral agent for the Lenders.

Pursuant to the Amendment, the Loan Agreement was amended, whereby Ault & Company, Inc., a Delaware corporation (“Ault & Co.”) borrowed an additional $21 million and issued secured promissory notes to the Lenders in the aggregate amount of $22,580,645 (collectively, the “Notes”; and the transaction, the “Additional Loan”). In addition, the maturity date of all loans under the Loan Agreement was extended until December 14, 2027. The Additional Loan, together with the original loans under the Loan Agreement, are secured by collateral owned by certain Hyperscale Guarantors pursuant to a security agreement, a security and pledge agreement as well as mortgages on properties owned. The Additional Loan is subject to those same security, pledge and mortgages.

Ault & Co. is an affiliate of the Company. The material terms of the Loan Agreement and other transaction documents entered into in connection therewith were described in the Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 15, 2023 and are incorporated herein by reference.

Ault & Co. intends to utilize the Additional Loan to provide a loan to Rockwell One Holdings, LLC (“Rockwell”) in an amount equal to the outstanding amount owed by Rockwell to its existing lender on the manufacturing facility located on a property in LaGrange, Georgia (the “Rockwell Property”). In return, Ault & Co. will receive a promissory note that will be secured by a leasehold deed to secure debt (the “Leasehold Mortgage”), personal and corporate guarantees and assignment of rents and agreements, among other loan documents. The Leasehold Mortgage provides Ault & Co. a first priority security interest in the Rockwell Property. Rockwell is the tenant under a lease with the Development Authority of LaGrange, as landlord, on the Rockwell Property. Blackrod Holdings, LLC (“Blackrod”), an affiliate of Rockwell, manufactures and assembles its firearms and related products under the name “Remington” at the Rockwell Property. The Rockwell Property, including the Leasehold Mortgage and various rights that Ault & Co. has pursuant to the various loan documents, will be collateral in support of the guarantee of the repayment of the Notes. Ault & Co. has the right to repay the Additional Loan in full, plus interest, to the Lenders, and have the security interests in the Rockwell Property released.

Pursuant to the Amendment, the Hyperscale Guarantors, as well as Milton C. Ault, III, the Company’s Executive Chairman and the Chief Executive Officer of Ault & Co. and Scott Soura, the Manager of Blackrod, agreed to act as guarantors for repayment of the Notes.

The representations, warranties and covenants contained in the Amendment were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Amendment and are subject to limitations agreed upon by the contracting parties. Accordingly, the Amendment is incorporated herein by reference only to provide investors with information regarding the terms of the Amendment and not to provide investors with any other factual information regarding the Company or its business and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Commission.

The foregoing descriptions of the Amendment, which includes the Notes, does not purport to be complete and is qualified in its entirety by reference to the form which is annexed hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1*	Form of Eighth Amendment and Guarantor Joinder to Loan and Guaranty Agreement, dated September 29, 2026.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

* The annexes, schedules, and certain exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: September 30, 2026	/s/ William B. Horne
William B. Horne
Chief Executive Officer